                                                                    EXHIBIT 32.1


                                CERTIFICATION OF
                   CURTIS W. MEWBOURNE/CHIEF EXECUTIVE OFFICER
                      OF MEWBOURNE DEVELOPMENT CORPORATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

         I, Curtis W. Mewbourne, Chief Executive Officer of Mewbourne Development Corporation, Managing General Partner of Mewbourne Energy Partners 03-A, L.P., (the "Registrant"), hereby certify that the accompanying report on Form 10-Q, for the quarterly period ended September 30, 2003 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Registrant fully complies with the requirements of that section.

         I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                              /s/ Curtis W. Mewbourne
                                              ----------------------------------
                                              Name: Curtis W. Mewbourne
                                              Date: November 13, 2003